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                              PREMIUM RESTAURANT COMPANY         EXHIBIT 10.1

                                   AGENCY AGREEMENT

                                                                 May __, 1998
Agent:
___________________
___________________
___________________

Ladies and Gentlemen:

     Premium Restaurant Company, a Minnesota corporation (the "Company"), has filed a Registration Statement with the Securities and Exchange Commission for the sale of up to 2,000,000 Units ("Units"), each Unit consisting of a share of the Company's common stock, $.01 par value ("Common Stock") and one Redeemable Common Stock Purchase Warrant. The Company is selling the Units at a price of $1.25 per Unit. The Company hereby confirms its agreement with you to act as its nonexclusive agent (the "Agent") to offer and sell Units on behalf of the Company on a "best efforts" basis upon the terms and conditions set forth herein.

     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE AGENT. The Agent represents and warrants to the Company that:

          (a) The Agent is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and that it is licensed as a broker-dealer in any state in which it offers or sells any Units.

          (b) The Agent will comply with all applicable provisions of the Rules of Fair Practice of the NASD, including specifically Sections 8, 24, and 36 of Article III of such Rules, in connection with this offering.

          (c) The Agent will comply with all the applicable requirements of the Securities Act of 1933 and the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder (the "1933 Act" or "1934 Act", respectively) in connection with this offering.

     2.   OFFER AND SALE OF THE UNITS; FEES.

          (a) It is expressly intended that the offer and sale of the Units shall be on a "best efforts" basis, without any commitment by you to purchase the Units, and that you shall be required to deliver payment for only such Units as are sold to purchasers. Your appointment shall be nonexclusive and the Company may engage other agents for sale of the Units, and will sell such Units directly through its officers or directors or otherwise, in its sole discretion. Each purchaser of Units shall be required to sign a Subscription Agreement in a form acceptable to the Company, and the Company shall be entitled to reject any proposed subscription for Units at the Company's sole discretion. All proceeds of sales by you of Units shall be promptly remitted by you to the Company, net of your commission as provided below.

          (b) For your services as Agent, you shall receive from the purchase price for the Units offered and sold by you or your registered representatives a cash commission equal to ten percent (10%) of the aggregate purchase price for the Units sold by you or your agents or employees.

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          (c)  As additional compensation for your services as Agent, you shall be entitled to receive from the Company a five year stock purchase warrant in the form attached hereto as Exhibit A (the "Agent's Warrant") entitling you to purchase one share of Company Common Stock at an exercise price of $1.50 per share for each Unit sold by you.

     3.   INDEMNIFICATION.

          (a) The Company will indemnify and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act and their respective successors (hereinafter in this paragraph 3 separately and collectively called the "defendants") from and against any and all losses, claims, damages or liabilities, joint or several, to which the defendants may become subject under the 1933 Act, at common law or otherwise (including any legal or other expenses reasonably incurred in connection therewith), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the offering documents provided by the Company in connection with the sale of the Units (as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact that is required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by you expressly for use therein, provided, that this indemnity agreement is subject to the condition that notice be given as provided in Subparagraph (b) below.

          (b) Upon the presentation in writing of any claim or the commencement of any suit against any defendant in respect of which indemnity may be sought from the Company on account of its agreement contained in paragraph (a) above, such defendant shall promptly give notice in writing of such claim or suit to the indemnifying party, but failure so to give such notice shall not relieve the indemnifying party from any liability that it may otherwise have to the defendant otherwise than on account of said indemnity agreement. The indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense, of any such claim or suit, but if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the defendants who are parties to such suit or against whom such claim is presented. If the indemnifying party elects to assume the defense and retain such counsel, such defendants shall bear the fees and expenses subsequently incurred of any additional counsel retained by them. The Company agrees to notify you promptly, as soon as it has knowledge thereof, of the commencement of any litigation or proceedings against the Company, or any of its directors or officers, in connection with the issue or sale of the Units.

          (c) To the same extent as the foregoing indemnity contained in paragraph 3(a) from the Company to you and each person, if any, who controls you, you agree to indemnify and hold harmless the Company and each of the directors and officers of the Company and each person, if any, who controls any of them within the meaning of Section 15 of the 1933 Act, and their respective successors (hereinafter in this paragraph 3(c) separately and collectively called the "defendants"), but only with reference to information furnished by you expressly for use in the Offering. In case any such claim shall be presented in writing or any suit shall be brought against any of the defendants in respect of which indemnity may be sought from you on account of your agreement contained in this paragraph 3(c), you shall have the rights and duties given to the Company in paragraph 3(b), and the defendants shall have the rights and duties given by paragraph 3(b) to the persons therein referred to as "defendants."

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          4.   EFFECTIVE DATE AND TERMINATION DATE.

          (a) This Agency Agreement shall become effective on the date of execution of this Agency Agreement by the Company and the Agent.

          (b) This Agency Agreement shall terminate 120 days after the date hereof unless extended by agreement of the parties.

     5. NOTICES. Except as otherwise expressly provided in this Agreement, all notices and other communications hereunder shall be in writing, and if given to you, the Agent, shall be mailed, delivered or telegraphed at the address set forth below, or if given to the Company, shall be mailed or delivered to the Company at 5555 West 78th Street, Edina, Minnesota 55439-2702.

     6. MISCELLANEOUS. This Agreement shall inure to the benefit of, and be binding upon, the successors of you and of the Company. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their successors and the controlling persons and directors and officers referred to in paragraph 3, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision. The term "successors" shall not include any purchaser of Units merely by reason of such purchase. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

     If the foregoing expresses our agreement with you, kindly confirm by signing the acceptance on the enclosed counterpart hereof and return the same to us, whereupon this letter and your acceptance shall become and constitute a binding agreement between the Company and you, in accordance with its terms.

                              Very truly yours,

                              PREMIUM RESTAURANT COMPANY


                              By
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                                   Phillip R. Danford, President



The foregoing Agency Agreement is hereby confirmed and accepted as of the date first above written.

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                              By
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                                   Its
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                              Address:

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